EXHIBIT 10.52

                           NEOMEDIA TECHNOLOGIES, INC

                      POLICY STATEMENT ON ETHICAL BEHAVIOR



A.       PURPOSE

         It is the policy of NeoMedia Technologies, Inc. (the "Company") to do business in compliance with all applicable laws, rules and regulations and accepted community ethical and moral standards. It has been the Company's longstanding policy to maintain the highest ethical standards in the conduct of its affairs and in its relationship with customers, suppliers, employees, advisors and the communities and countries in which its operations are located.

         As an integral member of the Company team, you are expected to accept certain responsibilities, adhere to acceptable business principles in matters of personal conduct, and exhibit a high degree of personal integrity at all times. This not only involves sincere respect for the rights and feelings of others, but also demands that in both your business and personal life, you refrain from any behavior that might be harmful to you, your co-workers, or the Company, or that might be viewed unfavorably by current or potential customers, or by the public at large. Whether you are on duty or off, your conduct reflects on the Company. You are, therefore, encouraged to observe the highest standards of professionalism at all times.

         It would be virtually impossible to cite examples of every type of activity which might give rise to a question of unethical conduct. Therefore, it is important that each of us rely on our own good judgement in the performance of our duties and responsibilities. When those situations occur where the proper course of action is unclear, request advice and counsel from an officer of the Company. The reputation and good name of the Company depends entirely upon the honesty and integrity of each one of us.

         Employees should read this Policy Statement with the following in mind:

         1. The Company requires every employee to comply with these standards.

         2. This list is not comprehensive. The Company encourages employees who have questions about these standards and their application to employee conduct to discuss them with their manager, the Company's counsel, or with the manager in charge of human resources or the Chief Financial Officer.

         3. An employee who knows or has reason to know of any activity that violates or could violate these standards must promptly report the matter to the President or the Chief Financial Officer.

         4. Each employee will be given a copy of this Policy Statement and be asked to sign an Employee Acknowledgement Form.

B.       RESPONSIBILITY FOR POLICY ENFORCEMENT

         These principles set forth in this Policy Statement are to be strictly observed. Each manager should insure that appropriate procedures are in place such that at the time of employment or promotion into a management, supervisory, sales or purchasing position an acknowledged copy of this Policy Statement is obtained for permanent retention in the employees' personnel file.

         In January of each year,

         1. each Corporate officer and senior management personnel will be asked to reaffirm this Policy Statement by signing and returning to the Corporate office a copy of this Policy Statement, and

         2. each manager will ask all employees to reaffirm this Policy Statement by reviewing the statements with each employee, obtaining two signed copies on the attached form, one copy of which will be retained in the employee's personnel file. Each manager will notify the President or the Chief Financial Officer in writing of refusals to sign, or any exceptions requested to, this requirement.

         Because violations are serious matters, any infraction of this Policy Statement will subject an employee, without regard to position, to disciplinary action, which may include reprimand, probation, suspension, reduction in salary, demotion or discharge depending on the seriousness of the offense. Claims of ignorance, overzealousness, good intentions or lack of injury cannot excuse or justify acts which violate this Policy Statement. In addition, similar disciplinary measures will apply to any employee who directs, orders or approves of such prohibited activities, or has knowledge of them and does not act promptly to correct them in accordance with this Policy Statement. Appropriate disciplinary measures will be imposed on any employee who fails to carry out the management responsibility to insure that subordinates are adequately informed about this Policy Statement.

         The Company's attorneys will advise management concerning the legality of corporate conduct and, upon approval from an officer of the Company, should be called upon for guidance and counsel if any questions arise regarding Company policy or concerning any proposed activities that raise any question of possible conflict with this Policy Statement.

         As used in this Policy Statement, the term "Company" means and refers to Neomedia Technologies, Inc. and all of its divisions and subsidiaries, domestic and foreign, and the term "employee" means and refers to the directors, officers and employees of Neomedia Technologies, Inc. and all of its divisions and subsidiaries.

C.       COMPLIANCE WITH LAWS AND REGULATIONS

         All activities of the Company and its employees shall be conducted in compliance with all federal, state and other laws, rules, regulations, orders and judicial decrees. An officer or employee having any question as to the validity of any action proposed to be taken on behalf of the Company shall submit it to the President for opinion.

         No claim of business exigency, increased sales or profits or business opportunity shall excuse any violation of this Policy Statement.

         In addition to literal compliance with legal requirements, each officer and employee must adhere to and comply with the overriding moral and ethical standards of our society in the conduct of business. The
         Company's interests are not served by unethical practices and activities even though not in technical violation of the law.

D.       GIFTS OF ALL KINDS.

         The purpose of the policy relating to entertainment, gifts, favors and gratuities is to avoid any implication that unfair or preferential treatment will be granted or received by the Company's employees in their course of dealing on behalf of the Company. A basic consideration should be that public disclosure would not be embarrassing to the Company or the recipient. The following guidelines are provided for the applications of this policy:

         1. Gifts of cash, or cash equivalents, are never permissible regardless of amount;

         2. An especially strict standard is imposed on gifts, services, or considerations of any kind from suppliers. Only those considerations which are deemed common business courtesies and are of an insignificant or nominal value to the recipient will be permitted;

         3. Gifts, favors, and entertainment may be given to others at the Company's expense only if they are consistent with accepted business practices and are of such limited value that they cannot be considered as a bribe or payoff.

E.       FAVORS.

         Employees may not give or receive any gifts or favors to or from any customer, supplier, competitor (other than a gift of nominal value) without the prior consent of a manager. In no event shall an employee give or receive a gift in the form of cash, stocks, bonds, options, or similar types of items.

         It is impermissible and may be unlawful to give, offer, or promise anything of value for the purpose of influencing someone in connection with Company business or a Company transaction. Similarly, it is impermissible and may be unlawful to solicit, demand, or accept anything of value with the intent of being influenced or rewarded in connection with any Company business or transaction. Therefore, no employee may give or receive any gift it could reasonably be viewed as being done to gain a business advantage.

         Employees are not prevented from incurring normal business-related expenses for entertainment or from accepting personal mementos of minimal value. It is acceptable to occasionally allow a supplier or customer to pay for a business meal.

F.       BRIBES.

         The Company will pay only those agents with whom it has a formal written agreement and from whom it has an invoice detailing the amount to be paid. Employees must insure that vouchers properly identify commissions.

         An employee may make payment to an agent for only the amount that constitutes the proper remuneration for the service rendered by the agent. An employee may not make a commission or any other payment if that employee knows or has reason to know the payment will be used as a bribe.

G.       ANTITRUST LAWS AND TRADE REGULATIONS

         The antitrust laws and regulations shall be observed at all times, in all situations, by all employees of the Company. At the heart of these laws, price-fixing, including the exchange of pricing information with competitors, and bid-rigging acts or arrangements with competitors to divide or allocate markets or customers or exclude others from the market, are absolutely prohibited. Jail sentences, fines and heavy damages have been imposed on individuals and corporations violating the antitrust laws.

         It is expected that employees whose activities are significantly affected by the antitrust laws will have a working knowledge of permissible and impermissible activities involved in their work and will consult with their superiors and the Company's attorneys, through appropriate channels, concerning any matter on which there is any question.

         It is the responsibility of all officers and managers to make this policy known to, and regularly stress its importance to, employees over whom they have supervision, and to administer and execute this policy. They shall continue to call upon the Company's attorneys, after having obtained proper authorization, for such assistance and reviews of compliance procedures as they and the Company's attorneys deem advisable to insure the effectiveness of this policy.

H.       ELECTION CAMPAIGN LAWS

         Federal law prohibits a corporation from making a contribution or expenditure in connection with any election at which Presidential and Vice-Presidential electors, or a Senator or Representative to Congress, are to be voted for, or in connection with any primary election or political convention or caucus held to select candidates for any of these offices.

         Most  states of the  United  States  and many  foreign  countries  have
         similar  laws   prohibiting   corporate   political   contributions  in
         connection with elections to political office.

         It is the policy of the Company that such laws shall be observed by all officers and employees and that no corporate funds shall be contributed, expended or reimbursed, directly or indirectly, for any purpose contrary to such laws. Any officer or employee asked to contribute corporate funds, or to contribute funds in such a manner or amount leading to the belief that corporate funds would be used in connection with any political campaign, shall immediately notify the President or the Chief Financial Officer.

         This policy, it is emphasized, relates not only to direct disbursement of Company funds but also to indirect contributions or payments made in any form or through any means, such as through consultants, suppliers, customers or other third parties or by reimbursement to employees for personal contributions or payments.

         Even where political contributions are permitted by law, no Company funds in excess of $100.00 in each case shall be used for such purposes unless authorized by the President or Chief Financial Officer.

         Each manager is responsible;

         1. for disseminating this policy and stressing its importance to employees over whom they have supervision who are in a position to make a contribution of corporate funds or obtain reimbursements from the Company therefore,

         2. for reviewing with the Company's attorneys any questions as to the propriety of any contribution or expenditure which could possibly violate this policy before such contribution or expenditure is made, and

         3. for reporting directly to the President or Chief Financial Officer of the Company any violation or apparent violation of this policy.

         This policy does not prohibit or discourage any officers or employees from engaging in political activities in an individual capacity on their own time at their own expense, or during an unpaid leave of absence, or from making political contributions or expenditures of their personal funds, or from expressing views and taking appropriate action as Company officers or employees with respect to legislative or political matters affecting the Company.

I.       RELATIONSHIP WITH GOVERNMENTAL AGENCIES AND OFFICIALS

         Payments, regardless of amount, or gifts or entertainment of more than nominal value to employees of the United States and any other domestic or foreign jurisdiction, regardless of motive, are viewed by the Company as improper and they are not to be permitted. In addition federal law imposes criminal penalties on Corporations and individuals violating these laws. It is important that all Company personnel realize that our relationship with agencies and public officials should in all respects be of such a nature that the integrity and reputation of the officials and the Company will not be impugned in the event the full details of the relationship, including any gifts or entertainment, become a matter of public record.

J.       PROPER ACCOUNTING FOR FUNDS, ASSETS AND DISBURSEMENTS

         Employees are forbidden to use, directly or indirectly, corporate funds and assets for any unlawful purpose or to accomplish any unlawful goal. The Company also prohibits the establishment or maintenance of undisclosed or unrecorded funds and assets.

         All reporting information should be accurate and timely. Employees may not make any false or misleading entries in any books and records.

         It is essential that at all times there be full and accurate accounting for funds and other assets of the Company by those entrusted with control over them and that all disbursements or uses of Company funds be legal and be fully documented, and be accurately recorded in its accounts. To this end, these standards must be observed:

         1. The use of assets of the Company for any personal, unlawful or improper purpose is strictly prohibited.

         2. No undisclosed or unrecorded fund or asset of the Company shall be established for any purpose.

         3. No false or misleading entries shall be made in the books and records of the Company for any reason, and no employee shall engage in any arrangement that results in such prohibited acts.

         4. No payment on behalf of the Company shall be approved without adequate supporting documentation or made with the intention or understanding that any part of such payment is to be used for any purpose other than that described by the documents supporting the payment.

         5. No employee shall accept any bribes or kickbacks or make or offer any bribe to anyone within or outside the Company for any purpose of advantage to the Company or to any individual.

         6. All employees having management, supervisory, auditing, accounting, bookkeeping, and other similar and related responsibilities shall be familiar with the accounting responsibilities of the Foreign Corrupt Practices Act, and regulations thereunder and shall observe its provisions.

         7. Employees dealing with or in foreign countries shall be familiar with the provisions of the Foreign Corrupt Practices Act, and regulations thereunder, and shall observe its provisions in all transactions with foreign nationals or companies.

         Any officer or employee having knowledge of any act or circumstance which is prohibited by the foregoing paragraphs shall immediately report the matter to the President or Chief Financial Officer of the Company. Any question as to the legality of any payment for consultants or other similar fees shall be submitted to the President or Chief Financial Officer of the Company for opinion.

         The Chief Financial Officer shall maintain procedures to preclude the accumulation of funds which are not recorded on the books and records of the Company. The internal accounting department shall maintain suitable written audit and other controls to monitor compliance and reveal any violations of these policies.

K.       CONFLICTS OF INTEREST - OUTSIDE ACTIVITIES

         If an employee is hired for a position that gives the employee the authority to spend Company funds or set Company policy, it is an implicit condition of his or her employment that the employee use the authority in the Company's interest.

         Every employee is prohibited from partaking in any activity or association that creates or appears to create a conflict between the employee's personal interest and the Company's business interests. In addition, no employee must allow any situation or personal interests to interfere with the exercise of independent judgment or with that employee's ability to act in the best interests of the Company.

         The term "conflict of interest" describes any circumstance that would cast doubt on an employee's ability to act with total objectivity with regard to the Company's interest. Each employee is expected to avoid any action or involvement which would in any way compromise his or her actions on behalf of the Company.

         Circumstances in which a conflict of interest on the part of any employee shall be deemed to exist include, but are not limited to, the following:

         1.       Relationships with suppliers, contractors or customers:

                  (a) Ownership of a material interest in any supplier, contractor, subcontractor, customer or other entity (other than an affiliate of the Company) with which the Company does business.

                  (b) Acting in any capacity - including director, officer, partner, consultant, employee, distributor, agent or the like - for suppliers, contractors, subcontractors, customers or other entities (other than an affiliate of the Company) with which the Company does business.

                  (c) Acceptance of payments, services or loans from a supplier, contractor, subcontractor, customer or other entity (other than an affiliate of the Company) with which the Company does business. This includes gifts, trips, entertainment or other favors of more than nominal value.

         2.       Ownership of property affected by Company action:

                  (a) Ownership or acquisition of property, the value of which is likely to be affected by any action of the Company or influenced by a decision or recommendation of the employee owning such property.

                  (b) Ownership or acquisition of any property or interest where confidential or unpublished information obtained through the Company has in any way been considered in such ownership or acquisition.

         3.       Appropriation or diversion of corporate opportunity:

                  (a) The appropriation by an officer or employee or the diversion to others of any business opportunity in which it is known or it could reasonably be anticipated that the Company would be interested.

                  (b)      The   disclosure   of   any   "insider"    non-public
                           information about the Company.

         4.       Interest in or position with competitor:

                  (a) Ownership by an employee of a material interest in an enterprise in competition with the Company.

                  (b) Acting as director, officer, partner, consultant, employee or agent of any enterprise which is in competition with the Company.

         These prohibitions and requirements are applicable to close relatives or members of the immediate family of any employee.

         An interest is "material" within the meaning of this policy when it is significant either by reference to the employee's financial position or in reference to the size of the entity involved. In case of doubt, materiality should be presumed.

         The legal form of ownership will be of no significance in determining whether a possible conflict of interest may exist except that ownership of an aggregate of less than one tenth of 1% of the securities of any corporation which has total assets of $50 million or more shall not be deemed to involve a conflict of interest under this policy and need not be reported.

         Employees shall not engage in any outside interest, activity or investment which may be adverse to the Company or conflict with its best interests. This includes engaging in an illegal or immoral enterprise, or accepting sales commissions, professional fees, or other forms of remuneration from outside the Company in connection with or resulting from duties or responsibilities as an employee of the Company; provided, however, that an employee may, with management approval, serve as a director of another company, whether or not an affiliate of the Company, give lectures, conduct seminars, publish articles and books, serve as a committee member, trustee, or regent or in other similar capacities, and retain any fees, honorariums, or similar compensation received therefor.

         Any outside interest or activities which have been fully disclosed to the Company, and approved in writing, either at the time of initial employment of subsequent thereto, may continue in the manner approved until and unless advised to the contrary. Any employee who has doubt as to the propriety of any outside interests or activities may obtain a clarification at any time by submitting a written request through the employee's manager and in cases where there is any doubt about the application of the policy to outside interests, the Company's attorneys, after receiving written authorization from the President or Chief Financial Officer to consult with the Company's attorneys.

L.       SECURITIES LAWS AND REGULATIONS

         United States securities regulations, which regulate transactions in corporate securities (such as stocks and bonds), impose severe sanctions against the use of "inside" information in the purchase and sale of securities by officers and employees of a company for their own benefit and profit. "Inside" information includes any important material fact which may affect the decision of anyone (including a speculator) to buy, sell or hold a particular security.

         Until released to the public, material information concerning Company plans, operations or financial results is considered "inside" information and, therefore, confidential. Such data does not belong to the individual employee who may handle it or otherwise come to know of it. For any person to use such information for personal benefit, especially in connection with the trading of any Company securities, or to disclose such information to others outside the Company, violates the law and is contrary to the Company's interests.

         Under the rules of the United States Securities and Exchange Commission, anyone who is in possession of material inside information is an "insider". This includes not only knowledgeable directors and officers but also non-management employees and persons outside the Company (wives, friends, brokers, printers and others) who may have acquired the information directly or indirectly from inside the Company. These rules prohibit insiders from trading in or recommending the Company's securities while such inside information remains undisclosed to the general public. The securities include not only those of the Company, but also the securities of any company of which you have acquired important, non-public knowledge as a result of your employment. Specifically, you should not trade in the securities of any company which, to your knowledge, is under consideration as an acquisition by the Company.

         The insider is allowed to purchase, sell or recommend Company securities or the securities of another company only after the inside information has been publicly disclosed, and then only after a reasonable time has elapsed for the information to be absorbed by the general public.

         The Company has rigidly defined channels through which data proposed for public release must flow. No disclosure of inside information which could be material should be made without first consulting the Company's attorneys, after receiving written authorization from the President or Chief Financial Officer to consult with the Company's attorneys.

         Regulations which are designed to protect the investing public are strictly enforced, and both civil and criminal action can be taken against both the individual and company involved. If you have any doubts as to whether a contemplated securities transaction might be deemed a violation of the "insider" trading rule, you may, after receiving proper authorization, request an opinion of the Company's attorneys.

         Employees are prohibited from investing in any of the Company's customers, suppliers, or competitors unless the securities are publicly traded and the investments are on the same terms available to the general public and not based on any "inside information". This prohibition applies to all forms of investments and to all employees, directors, officers, and agents of the Company and their immediate families.

         In general, employees should not have any financial interest in a customer, supplier, or competitor that could cause divided loyalty, or even the appearance of a divided loyalty.

M.       DISCLOSING CONFIDENTIAL INFORMATION

         Employees have an ethical duty not to disclose confidential information gleaned from business transactions and to protect confidential relationships between the Company and its customers, suppliers, and shareholders.

         Business information that has not been made public (e.g., insider information) shall not be released to private individuals, organizations, or government bodies unless demanded by legal process such as a subpoena or court order. Employees shall not use confidential information obtained in the course of their employment for the purpose of advancing any private interest or otherwise for personal gain.

         Employees should refer any requests for information (reference checks, credit reporting, etc.) about present or former employees of the Company to the manager in charge of the human resources function or Chief Financial Officer for handling.

N.       CONFIDENTIALITY

         The Company possesses and will continue to possess information that has been created, discovered, and developed by the Company; has been disclosed to the Company under the obligation of confidentiality; or has otherwise become known to the Company or in which property rights have been assigned or conveyed to the Company, which information is confidential to the Company and which information has commercial value in the business of the Company. All such information, except such information as is known or becomes known to the public without violation of the terms of this paragraph, is hereafter called "Confidential and Proprietary Information".

         By way of illustration, but not limitation, Confidential and Proprietary Information includes customer lists, subscriptions lists, details of author or consultant contracts, pricing policies, financial statements, projections, marketing plans or strategies, new product developments or plans, business acquisition plans, new personnel acquisition plans, trade secrets, operation methods, software and computer programs.

         During the employee's employment with the Company and after termination (whether voluntary or involuntary) of the employee's employment with the Company or any of its affiliates, the employee shall keep secret and retain in strictest confidence all such Confidential and Proprietary Information. Nothing contained in this paragraph shall be deemed to prevent the employee from utilizing his or her general knowledge, intellect, experience, and skills for gainful employment after termination of employment with the Company.

O.       DOCUMENTS

         All memoranda, notes, lists, records and other documents (and all copies thereof) made or complied by the employee or made available to the employee concerning the business of the Company or any of its affiliates shall be the Company's property and shall be delivered to the Company promptly upon the termination of the employee's employment with the Company or any of its affiliates or at any other time on request.

P.       OUTSIDE EMPLOYMENT

         No employee may serve as an employee, director, or officer of any supplier or customer without the prior written approval of the manager in charge of human resources or the Chief Financial Officer. An employee may never serve as an employee, director, or officer of a competitor but may serve as an adviser or consultant to a supplier or customer if that employee conducts business as a representative of the Company. Officers of the Company may not engage in any outside employment other than work as a volunteer, which is done on such individual's own time, and other than employment for an affiliated company of the Company which such employment has been approved by the Board of Directors of the Company.

         Any employee who does perform outside work has a special responsibility to avoid any conflict with the Company's business interests. Outside work cannot be performed on the Company's time other than any employment for an affiliated company of the Company which such employment has been approved by the Board of Directors of the Company.

Q.       DOING BUSINESS WITH FAMILY MEMBERS

         If an employee wishes to do business on behalf of the Company with a member of that employee's immediate family or other relative or with a company of which a relative is an officer, director, or principal, the employee must first disclose the relationship and obtain the prior written approval of the President or the Chief Financial Officer of the Company.

R.       PRODUCT INTEGRITY

         In connection with the design, development, testing, manufacture, advertising, sale or service of the Company's products, all employees are directed to adhere to engineering, manufacturing and ethical standards which provide proper design, performance, operation and maintenance of the Company's products.

         In connection with the sale of Company products, its advertising, sales promotions and customer presentations should accurately set forth any product specifications, capabilities or limitations. Representations of this type must be fully documented by sound engineering and testing. Any overstatement or misstatement either affirmatively or by omission is to be strictly avoided.

         At the time of its sale, each Company product should comply with all applicable industry standards, and all state, federal or foreign statutes, regulations or codes, then in existence.

         The individual or individuals having continuing design and manufacturing responsibility for a product shall be responsible for seeing that the product is in compliance with applicable standards, statutes, codes or regulations, and for certification of product compliance. Every such individual is expected to have and maintain a good working knowledge of the applicable standards, statutes, codes and regulations relating to the products over which they have supervisory responsibility.

         Managers who have any questions under this policy should call upon the President or the Chief Financial Officer for an opinion as to the proper course of action.

         Any employee who believes he has knowledge of any Company product not in conformity with these standards is expected to call it to the attention of the relevant management personnel so that appropriate corrective action can be taken.

S.       REPORTS AND ASSURANCES

         Officers and employees having responsibilities within the areas covered by this Policy Statement will be required to execute periodic written reports and assurances (under oath if deemed necessary) regarding compliance by them and by those under their supervision with the principles set forth in this Policy Statement.

                            EMPLOYEE ACKNOWLEDGEMENT




I hereby certify that I have received and read copies of the Company's Policy Statement on Ethical Behavior and that I fully understand my obligations and responsibilities and agree to fully comply with these policies.


Witness:


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Signature                                   Signature


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Name                                        Name


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Date                                        Division, Subsidiary or Branch


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                                            Title


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